UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

_________________________________________________________________________

MIAD SYSTEMS, LTD

(Name of Issuer as specified in its charter)

_________________________________________________________________________

Payment of Filing Fee (Check the Appropriate Box):

[X]

No Fee Required

MIAD SYSTEMS, LTD.

43 Riviera Drive, Unit 6

Markham, Ontario, Canada, L3R 5J6

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held October 30, 2006

Dear Shareholders,

Notice is hereby given that a Special Meeting of the Shareholders of MIAD Systems, Ltd., (the “Company”), will be held on October 30, 2006 at 1 p.m. local time at 43 Riviera Drive, Unit 6, Markham, Ontario, Canada, L3R5J6, to act on the following matters:

1.

To consider and vote upon a proposal by the Board of Directors to complete a 1:3 reverse split of the Company’s issued and outstanding common stock; and

2.

To consider and vote upon a proposal by the Board of Directors to amend the Company’s Articles of Incorporation to change its name from MIAD Systems, LTD. to Melo Biotechnology Holdings Inc.

The Board of Directors fixed the close of business on September 25, 2006 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum of the meeting. All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

Reference is made to the heading “Matters to be Acted Upon” in the attached Proxy Statement, setting forth a more complete description of the matters referred to in Items 1 and 2 above. If you are unable to attend the meeting in person, please read the information contained in the attached Proxy Statement and the form of Proxy enclosed herewith and complete and return the Proxy within the time period specified in the Proxy Statement. The enclosed Proxy is solicited by management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the meeting.

Dated at Toronto, as of this 28th day of September, 2006

By Order of the Board of Directors

Michael A. Green

Director and President

MIAD SYSTEMS, LTD.

43 Riviera Drive, Unit 6

Markham, Ontario, Canada, L3R 5J6

____________________________

PROXY STATEMENT

_____________________________

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

OCTOBER 30, 2006

The enclosed Proxy is solicited on behalf of MIAD Systems, Ltd, (the “Company”) for the use at a Special Meeting of Shareholders (The “Special Meeting”) to be held October 30, 2006, at 1 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Special Meeting will be held at 43 Riviera Drive, Unit 6, Markham, Ontario, Canada, L3R5J6. The Company’s principal executive office is located 43 Riviera Drive, Unit 6, Markham, Ontario, Canada, L3R5J6. The Company’s telephone number is 905-479-0214.

These proxy solicitation materials were mailed on or about October 6, 2006 to all shareholders entitled to vote at the Special Meeting.

GENERAL INFORMATION

Appointment of Proxies

The persons named in the enclosed form of proxy are Directors and Senior Officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE CORPORATION AT 43 RIVIERA DRIVE, UNIT 6, MARKHAM, ONTARIO, CANADA L3R 5J6, OR TO MANHATTAN TRANSFER REGISTRAR CO., 58 DORCHESTER ROAD, LAKE RONKONKOMA, NEW YORK, 11779, AT LEAST 72 HOURS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED.

A Proxy must be executed by a shareholder or his attorney authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

Revocation of Proxies

Any Shareholder giving a Proxy may, in addition to any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Shareholder or by his Attorney authorized in writing, or if the Shareholder is a body corporate, by an

Officer or Attorney thereof duly authorized, at the head office of the Corporation or at MANHATTAN TRANSFER REGISTRAR CO., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

Expenses of Solicitation

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of the Company’s directors, officers and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

Voting

As of the date hereof, the Company has outstanding 3,711,400 common shares without nominal or par value, each carrying the right to one vote per share. As of September 25, 2006 such shares were held by a total of approximately 11 shareholders of record.

The Board of Directors of the Company has fixed September 25, 2006, (the “Record Date”) as the Record Date for the purpose of determining the shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the Ontario Business Corporations Act (the “OBCA” or the “Act”) the Company will prepare a list of shareholders as of the Record Date. In accordance with the voting rights attached to the common shares, each shareholder named in the list will be entitled to vote on all matters coming before the meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the list, except to the extent that (i) the shareholder has transferred his or her shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting.

The failure of a shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company’s President, who will serve as the Inspector of Elections (the “Inspector”). The Inspector will also determine whether or not a quorum is present. In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Act for approval of proposals presented to shareholders. The Company’s Bylaws provide that a quorum consists of the holders of a majority of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted in favor of all of the matters described herein, and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the provisions of the OBCA concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2007 Annual Meeting of Stockholders will be held in June, 2007. Therefore, proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company no later than March, 2007 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Annual Meeting was September 25 2006. As of the Record Date, the Company had a total of 3,711,400 shares of Common Stock issued and outstanding, held by a total of approximately 11 shareholders of record.

The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company’s common stock by: (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Michael A.S. Green (1) (President and Director)	2,300,000	62%
Fung Ming (1) (Director)	0	0%
All Directors and Executive Officers as a group (2 in number)	0	0%

(1)

The person listed is an officer, a director, or both, of the Company.

MATTERS TO BE ACTED UPON

PROPOSAL ONE

REVERSE STOCK SPLIT

Overview

On August 10, 2006, the Company’s Board of Directors approved a proposal to decrease the number of issued and outstanding shares of the Company through authorization of a 1:3 reverse stock split of all issued and outstanding shares, without causing a reduction in the total number of authorized shares. The Company currently has a total of 3,711,400 shares issued and outstanding. In the event the proposed reverse split is approved, the total number of issued and outstanding shares will be reduced to approximately 1,237,134 shares. As of September 25, 2006, there were approximately 11 shareholders of record.

Reasons for the Reverse Stock Split

The Board of Directors is recommending that the Company implement a 1:3 reverse stock split to reduce the number of the Company’s issued and outstanding common shares. The Board believes that a reduction in the number of issued and outstanding shares may result in an increase in the market price of the common shares. If the reverse stock split is approved, the Board believes that the resulting reduction in the number of outstanding shares of common stock may encourage greater interest in the Company’s common stock by the investment community and as a result lead to an increase in the market price of the common stock. As of September 20, 2006, the price of the Company’s common stock was $0.090 per share and the trading volume of the common stock was 0.

Risks Associated With the Reverse Stock Split

The reverse stock split may not result in the benefits described above under the heading “Reasons for the Reverse Stock Split.” Specifically, the market price of the Company’s common stock immediately after the effective date of the proposed reverse stock split may not be maintained for any period of time or may not approximate three times the market price of the Company’s common stock before the reverse stock split. Accordingly, the total market capitalization of the common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the common stock following the reverse stock split may not exceed or remain higher than the current market price. As a result, the reverse stock split could further adversely affect the market price of our common stock.

Effects and Mechanics of the Reverse Stock Split

If the reverse stock split is approved, every 3 shares of the Company’s common stock owned by a shareholder would automatically be converted into one new share of the Company’s common stock. In the event that the reverse split results in fractional shares of stock, those fractional shares will be rounded up to the nearest whole number. The reverse stock split will be effected simultaneously for all of the Company’s common stock. The reverse stock split will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company.

Authorized Shares

The Company is authorized to issue an unlimited number of shares of common stock without par value, which is the common form of incorporation in Canada. Because the Company is authorized to issue an unlimited number of shares of common stock, the reverse stock split will neither increase nor decrease the number of authorized shares of common stock that the Company has available for issuance. The Company does not have any plans, proposals or arrangements, written or otherwise, at this time to issue any authorized shares of common stock for future acquisitions or financings.

Potential Anti-Takeover Effect

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, because the reverse split will have no effect on the number of authorized shares of common stock that the Company has available for issuance, it is not classified as an anti-take takeover device. The purpose of the reverse split is to increase the per share price of the common stock and to attract potential investors, not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. As noted above, the reverse split will neither increase nor decrease the number of authorized shares available for issuance.

Regarding other anti-takeover measures, because the Company is authorized to issue an unlimited number of shares of common stock, it is possible that the management could issue additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. However, the Company has no intent or plan to authorize the issuance of additional shares as an anti-takeover device. The Company has no additional anti-takeover measures in any of the Company’s governing documents and the Company has no future plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

No Dissenters’ Rights

Stockholders who do not consent to or vote in favor of the reverse split are not entitled to the dissenter’s or appraisal rights provided in Section 185 of the Ontario Business Corporation Act.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL TWO

CHANGE OF NAME

Overview

On September 20, 2006, the Company’s Board of Directors approved an Amendment to the Articles of Incorporation to change the name of the Company to Melo Biotechnology Holdings Inc. (the “Amendment”), subject to the approval of the Company’s stockholders.

Reasons for the Name Change

While it has not identified any potential acquisitions at this point in time, the Company intends to pursue acquisitions in the biotechnology area and the name Melo Biotechnology Holdings Inc. is more appropriate and reflective of the Company’s business.

No Dissenters’ Rights

Stockholders who do not consent to or vote in favor of the name change are not entitled to the dissenter’s or appraisal rights provided in Section 185 of the Ontario Business Corporation Act.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

September 28, 2006

MIAD SYSTEMS LTD.

INSTRUMENT OF PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 30, 2006

THIS PROXY IS SOLICITED ON BEHALF OF

THE MANAGEMENT OF THE CORPORATION

I, ___________________________________ the undersigned, being a shareholder of MIAD SYSTEMS LTD. (the "Corporation"), hereby appoint Michael Green, a Director and President of the Corporation or failing him, __________________________________or instead of the foregoing, __________________________________ as my Proxy, to vote for me and on my behalf at the Special Meeting of Shareholders of the Corporation, to be held on Monday, the 30th day of October, 2006, and at any adjournment thereof and to vote the shares in the capital stock of the Corporation registered in the name of the undersigned with respect to the matters set forth below as follows:

1.

On the proposal to complete a 1:3 reverse split of the Company's issued and outstanding common stock

FOR____________WITHHOLD VOTE_____________

2.

On the proposal to change the Company's name to Melo Biotechnology Holdings Inc.

FOR ____________WITHHOLD VOTE_____________

The undersigned hereby revokes any proxy previously given. WITNESS my hand this_____ day of_________________________, 2006.

___________________________

________________________________

NAME (Please Print)

 SIGNATURE OF SHAREHOLDER

NOTES:

1.

This proxy confers authority for the above-named to vote his/her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy instrumented or on any other matters which may properly come before the meeting. Where no choice is specified by the shareholder, this proxy will confer authority and will be voted in favour of the matters referred to above.

2.

Each shareholder has the right to appoint a person to represent him/her at the meeting other than the person specified above. Such right may be exercised by striking out the names of the specified persons and by inserting in the blank space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3.

This proxy must be executed by the shareholder or his/her attorney duly authorized in writing. If the shareholder is a corporation, this proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

4.

Please date this Proxy. If not dated, it shall be deemed to be dated the day on which it is mailed.